                               POWER OF ATTORNEY

                  FILING OF REGISTRATION STATEMENT ON FORM S-8

           KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of NORTHROP GRUMMAN CORPORATION, a Delaware corporation, (the "Company"), nominate, constitute and appoint RICHARD R. MOLLEUR and JAMES
 C. JOHNSON, and each of them, acting or signing singly, as his or her agents and attorneys-in-fact, in his or her respective name in the capacity indicated below to execute and/or file (1) a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), in connection with the registration under the Act of interests in the Northrop Grumman Electronic Sensors & Systems Division Savings Program and Northrop Grumman PEI Savings Plan (collectively, the "Plans") and of securities which are proposed to be offered to participants of the Plans; and (2) any one or more amendments to any part of the foregoing registration statement, including any post-effective amendments or appendices or supplements that may be required to be filed under the Act to keep such registration statement effective or to terminate its effectiveness (including the financial statements, prospectus, schedules and all exhibits and other documents filed therewith or constituting a part thereof).

           Further, the undersigned do hereby authorize and direct the said agents and attorneys-in-fact to take any and all actions and execute and file any and all documents with the Securities and Exchange Commission ("SEC"), or State Regulatory Agency, necessary, proper or convenient in their opinion to comply with the Act and the rules and regulations or orders of the SEC, or State Regulatory Agency, adopted or issued pursuant thereto, including the making of any requests for acceleration of the effective date of said registration statement, to the end that the registration statement of the Company shall become effective under the Act and any other applicable law.

           Finally, each of the undersigned does hereby ratify, confirm and approve each and every act and document which the said appointed agents and attorneys-in-fact may take, execute or file pursuant thereto with the same force and effect as though such action had been taken or such document had been executed or filed by the undersigned, respectively.

           This Power of Attorney shall remain in full force and effect until revoked or superseded by written notice filed with the SEC.

           IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 15th day of May 1996.

Signature                       Title
- ---------                       -----

/s/ Kent Kresa
- -----------------------------
Kent Kresa                      Chairman of the Board, President and Chief
                                Executive Officer and Director (Principal
                                Executive Officer)
/s/ Jack R. Borsting
- -----------------------------
Jack R. Borsting                Director


/s/ John T. Chain, Jr.
- -----------------------------
John T. Chain, Jr.              Director


                                  EXHIBIT 24.1
                                  ------------


/s/ Jack Edwards
- -----------------------------
Jack Edwards                    Director


/s/ Phillip Frost
- -----------------------------
Phillip Frost                   Director


/s/ Aulana L. Peters
- -----------------------------
Aulana L. Peters                Director


/s/ John E. Robson
- -----------------------------
John E. Robson                  Director


/s/ Richard M. Rosenberg
- -----------------------------
Richard M. Rosenberg            Director


/s/ Brent Scowcroft
- -----------------------------
Brent Scowcroft                 Director


/s/ John Brooks Slaughter
- -----------------------------
John Brooks Slaughter           Director


/s/ Wallace C. Solberg
- -----------------------------
Wallace C. Solberg              Director


/s/ Richard J. Stegemeier
- -----------------------------
Richard J. Stegemeier           Director


/s/ Nelson F. Gibbs
- -----------------------------
Nelson F. Gibbs                 Corporate Vice President and Controller
                                (Principal Accounting Officer and Acting
                                Principal Financial Officer)
